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                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                                  FORM 8-K
                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


                              February 6, 1996
                      ---------------------------------
                      (Date of earliest event reported)


                                TEXTRON INC.
           ------------------------------------------------------
           (Exact name of Registrant as specified in its charter)


  DELAWARE                          1-5480                       05-0315468
--------------               ---------------------           -------------------
(State of                    (Commission File No.)           (IRS Employer
Incorporation)                                               Identification No.)


           40 Westminster Street, Providence, Rhode Island  02903
        ------------------------------------------------------------
        (Address of principal executive offices, including zip code)


                               (401) 421-2800
            ----------------------------------------------------
            (Registrant's telephone number, including area code)


                                     N/A
        -------------------------------------------------------------
        (Former name or former address, if changed since last report)

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ITEM 5.  OTHER EVENTS.

               On October 5, 1995, the Registrant, Textron
     Capital I, Textron Capital II, Textron Capital III and Textron Finance L.P. filed a Registration Statement on Form S-3 (No. 33-63227)(the "Registration Statement") under the Securities Act of 1933, as amended, for the registration and offering from time to time of, among other securities, trust preferred securities of Textron Capital I (the "Trust Preferred Securities"). In connec-tion with the Trust Preferred Securities, the Underwrit-ing Agreement, dated February 6, 1996, a form of which is listed as Exhibit 1(b) to the Registration Statement is filed herewith as Exhibit 1 and incorporated herein by reference.

     ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (c) Exhibits.

     Exhibit No.    Exhibit
     -----------    -------
         1          Underwriting Agreement, dated February 6,
                    1996, among Textron Capital I, Textron
                    Inc. and the Underwriters





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
                                 SIGNATURES

               Pursuant to the requirements of the Securities
     Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              TEXTRON INC.
                                   (Registrant)


                              By /s/ Arnold M. Friedman
                                 ----------------------
                                 Name: Arnold M. Friedman
                                 Title: Vice President and
                                        Deputy General Counsel




     Dated:  February 8, 1996





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
                              INDEX TO EXHIBITS


     Exhibit No.    Exhibit
     -----------    -------
          1         Underwriting Agreement, dated February 6,
                    1996, among Textron Capital I, Textron
                    Inc. and the Underwriters









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